SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                            Global Income Fund, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

Notes:

                            GLOBAL INCOME FUND, INC.

                ------------------------------------------------


                    Notice of Annual Meeting of Stockholders

                ------------------------------------------------



To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Global Income Fund, Inc. (the "Fund") will be held at the offices of the Fund at 11 Hanover Square, New York, New York on Tuesday, October 30, 2001 at 8:00 a.m., for the following purposes:

1. To elect to the Board of Directors the Nominees, Frederick A. Parker, Jr., Douglas Wu, and Thomas B. Winmill, respectively, as Class III Director, Class IV Director, and Class IV Director, each to serve for a five year term and until his successor is duly elected and qualified.

2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

     Stockholders of record at the close of business on September 12, 2001 are entitled to receive notice of and to vote at the meeting.


                                              By Order of the Board of Directors



                                              Monica Pelaez
                                              Secretary

New York, New York
September 17, 2001





Please Vote Immediately by Signing and Returning the Enclosed Proxy Card. Delay may cause the Fund to incur additional expenses to solicit sufficient votes for the meeting.

                            GLOBAL INCOME FUND, INC.

                ------------------------------------------------

                                 PROXY STATEMENT

                ------------------------------------------------


                         Annual Meeting of Stockholders
                           to be held October 30, 2001

     This Proxy Statement, dated September 17, 2001, is furnished in connection with a solicitation of proxies by Global Income Fund, Inc. (the "Fund") to be voted at the Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund at 11 Hanover Square, New York, New York on Tuesday, October 30, 2001 at 8:00 a.m., and at any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on September 12, 2001 ("Record Date") are entitled to be present and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held, and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Fund had 5,300,796.09 shares of common stock issued and outstanding. Stockholders of the Fund will vote as a single class.

     It is estimated that proxy materials will be mailed to stockholders of record on or about September 20, 2001 The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Fund's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-888-847-4200.

Proposal 1: Election of Directors

     The Fund's Board of Directors is divided into five classes with the term of office of one class expiring each year. At the Board of Directors meeting held on June 13, 2001, the Board voted to increase the number of directors to seven, to consist of one Director for Classes I, II and V, and two directors for Classes III and IV. Also at the meeting, the Board voted to approve the election of each nominee listed below. It is proposed that stockholders of the Fund elect one Class III Director and two Class IV Directors, each to serve for a five year term, and until his successor is duly elected and qualified. The nominee Thomas
B. Winmill currently serves as a Director of the Fund. Unless otherwise noted, the address of record for the Directors and officers is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominees for Class III Director and Class IV Directors of the Fund.


Name, Principal Occupation, Business Experience               Director Year Term
for Past Five Years, Address, and Age                          Since    Expires
---------------------------------------------------------------------- ---------

Class III:

Frederick A. Parker, Jr. -- he is                               --        --
retired President and Chief Executive
Officer of American Pure Water
Corporation, a manufacturer of water
purifying equipment. He also serves as a director of Bexil Corporation. His address is 219 East 69th Street, New
York, New York 10021. He was born on
November 14, 1926.

Class IV:

Douglas Wu -- He is Principal of Maxwell                        --        --
Partners and Chief Financial Officer of
NOOR Group. He also serves as a director of Bexil Corporation. From July 1998 to
December 1998, he was a Principal of
Libra Advisors LLC. From 1996 to 1998,
he was Managing Director-Private Equity
Investments, of Rothschild Emerging
Markets LLC / Croesus Capital Management
Corporation. His address is 52 Gameat El
Dowal El Arabeya Street, Mohandessin
12311 Giza, Egypt. He was born on July
31, 1960.

Name, Principal Occupation, Business Experience               Director Year Term
for Past Five Years, Address, and Age                          Since    Expires
---------------------------------------------------------------------- ---------

Thomas B. Winmill* -- He is President,                          1997      2001
Chief Executive Officer, and General
Counsel of the Fund, as well as the
other investment companies in the
Investment Company Complex, and of
Winmill & Co. Incorporated ("WCI") and
certain of its affiliates. He also is
President of the Investment Manager. He
is a member of the New York State Bar
and the SEC Rules Committee of the
Investment Company Institute. He is a
son of Bassett S. Winmill, the Chairman
of the Board of the Fund. He was born on June 25, 1959.

*Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominees listed above, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for the nominees. It is not contemplated that the nominees will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominees. Each nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

     The Fund has an audit committee comprised of Robert D. Anderson, George B. Langa, and Peter K. Werner, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Fund has an executive committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act. The Fund has no standing nominating or compensation committee or any committee performing similar functions.

     Information relevant to the continuing Directors is set forth below. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940 ("1940 Act") is indicated by an asterisk.


Name, Principal Occupation, Business Experience               Director Year Term
for Past Five Years, Address, and Age                          Since    Expires
---------------------------------------------------------------------- ---------

Class I:

Peter K. Werner - He is a Teacher of                            1997      2003
History since 1998, Director of
Communications from 1997 to 1998, and
Director of Admissions from 1996 to
1997, of The Governor Dummer Academy.
From 1995 to 1996, he attended Wesleyan
University in the graduate program in
liberal studies. From 1993 to 1995, he
was Director of Annual Giving and Alumni
Relations at The Williston Northampton
School. From 1991 to 1993, he was Vice
President - Money Market Trading at
Lehman Brothers. His address is The
Governor Dummer Academy, 1 Elm Street,
Byfield, Massachusetts 01922. He was
born on August 16, 1959.

Class II:

George B. Langa - He is President and                           1997      2004
CEO of Langa Communications Corp. a
niche marketing company that he founded
in 1986. He is currently Chairman of the Board for The Foundation of Hudson
Valley Libraries. His address is 2
LaGrange Avenue #209, Poughkeepsie, New
York 12603. He was born on August 31,
1962.

Class III:

Robert D. Anderson* - He is Vice                                1999      2005
Chairman of certain investment companies in the Investment Company Complex, and of WCI and certain of its affiliates. He was a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load
Mutual Fund Association. He has also
been a member of the District #12,
District Business Conduct and Investment
Companies Committees of the NASD. He was born on December 7, 1929.

Name, Principal Occupation, Business Experience               Director Year Term
for Past Five Years, Address, and Age                          Since    Expires
---------------------------------------------------------------------- ---------
Class V:

Bassett S. Winmill* -- He is Chairman of                        1997      2002
the Board of the Fund, as well as other
investment companies in the Investment
Company Complex, and of WCI. He is a
member of the New York Society of
Security Analysts, the Association for
Investment Management and Research, and
the International Society of Financial
Analysts. He is the father of Thomas B.
Winmill, the President, Chief Executive
Officer, and General Counsel of the
Fund. He was born on February 10, 1930.

*Each of Mr. Anderson and Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

     William G. Vohrer -- Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President. He also is Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President of the other investment companies in the Investment Company Complex, and WCI and certain of its affiliates. He joined the company in February 2001. From 1999 to 2001, he consulted on accounting matters. From 1994 to 1999, he was Chief Financial Officer and Financial Operations Principal for Nafinsa Securities, Inc., a Mexican securities broker/dealer. He was born on August 17, 1950.

     Monica Pelaez - Vice President, Secretary and Chief Compliance Officer. She also is Vice President, Secretary and Chief Compliance Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. Previously, she was Special Assistant Corporation Counsel to New York City Administration for Children's Services from 1998 to 2000 and an attorney with Debevoise & Plimpton in 1997. She earned her Juris Doctor from St. John's University School of Law in 1997. She is a member of the New York State Bar. She was born on November 5, 1971.

     The following table presents certain information regarding the beneficial ownership of the Fund's shares as of the Record Date by each officer and Director of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.


Name of Officer or Director           Number of Shares
-------------------------------------------------------------------
Robert D. Anderson                         200.000
George B. Langa                            100.000
Peter K. Werner                            434.000
Bassett S. Winmill                       2,802.000
Thomas B. Winmill                          244.687

     To the knowledge of the Fund's management, as of the date of the proxy statement, no stockholder beneficially owned 5% or more of the outstanding shares of the Fund.

     The Fund pays its Directors who are not "interested persons" of the Fund an annual retainer of $2,500, and a per meeting fee of $2,750, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing or retirement plan. The Fund had four Board meetings, one audit committee meeting, and no executive committee meetings during the Fund's most recently completed full fiscal year ended December 31, 2000. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office.

     The anticipated aggregate amount of compensation to be paid to each nominee by the Fund and by the other seven investment companies advised by CEF Advisers, Inc., the Fund's investment manager for which such continuing Director is a board member (the number of which is set forth in parenthesis next to the nominee's name) for the fiscal year ended December 31, 2002, was as follows:

                                                         Total Compensation
Name of Nominee              Aggregate Compensation       from Company and
(the number of total funds)     from the Company      Investment Company Complex
--------------------------------------------------------------------------------
Frederick A. Parker, Jr. (1)         $0                       $14,000
Douglas Wu  (1)                      $0                       $14,000
Thomas B. Winmill (8)                $0                            $0

            The aggregate amount of compensation paid to each continuing Director by the Fund and the Investment Company Complex for which such continuing Director is a board member (the number of which is set forth in parenthesis next to the continuing Director's name) for the fiscal year ended December 31, 2000, was as follows:


                                                         Total Compensation from Company
Name of Continuing Director    Aggregate Compensation    and Investment Company Complex
(the number of total funds)       from the Company         Paid to Continuing Director
----------------------------------------------------------------------------------------
Robert D. Anderson (5)                 $0                                   $0
George B. Langa (1)               $13,750                              $13,750
Peter K. Werner (1)               $13,750                              $13,750
Bassett S. Winmill (6)                 $0                                   $0

     The Investment Manager, located at 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of WCI, a publicly-owned company whose securities are listed on The Nasdaq Stock Market. During the fiscal year ended December 31, 2000, the Fund paid the Investment Manager investment management fees of $204,663. Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, a controlling person of the Investment Manager. Since the beginning of the Fund's most recently completed fiscal year, Robert D. Anderson, Bassett S. Winmill, and Thomas B. Winmill received from WCI, respectively, 25,000, 55,000, and 55,000 incentive stock options to purchase shares of WCI's Class A common stock at a weighted average of, respectively, $1.50, $1.65, and $1.65 per share. These options expire after five years.

Audit Committee Report

     The audit committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and
(iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on these review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to shareholders for the last fiscal period for filing with the SEC.

     Audit Committee Members: Robert D. Anderson, George B. Langa, and Peter K. Werner

Statement Regarding Composition of Audit Committee

     The rules of the American Stock Exchange ("AMEX rules") require that the Fund have an audit committee comprised solely of independent directors. The Fund's audit committee is comprised of Robert D. Anderson, George B. Langa, and Peter K. Werner. Mr. Anderson would be deemed to be non-independent under the AMEX rules by virtue of being an officer of the Fund and by virtue of his relationship with CEF, the Investment Manager of the Fund. However, the board of directors has determined that Mr. Anderson's membership on the audit committee is required by the best interests of the Fund and its shareholders, for the following reasons:

1. In view of the current composition of the board of directors of the Fund, to constitute the Audit Committee with at least three independent directors would require the search, recruitment, appointment, orientation, and payment of another independent director and expansion of the current board, which presents an onerous burden on the efficient administration of the Fund.

2. The relative small size of the Fund makes it comparable to small business filers that file reports under SEC Regulation S-B, which are required by AMEX rules to have audit committees comprised of at least two members, only a majority of whom must be independent.

3. An outside, independent agent - State Street - determines daily: (1) a net asset value per share for the Fund to the penny (unaudited); and (2) that substantially all of the assets of the Fund are investment securities for which reliable market quotations are typically available.

4. Investment companies, such as the Fund, are fundamentally different from public operating companies. Unlike operating companies, the assets of the Fund consist exclusively of investment securities and there is little or no opportunity to "manage" earnings or results through selective application of accounting policies. Thus, it is of somewhat lesser value to an investment company that its entire audit committee consist of independent directors.

5. The Fund is subject to the stringent regulatory scheme of the 1940 Act that adequately protects against the abuses the three independent director rule is designed to address. The 1940 Act requires, among other things, that at least 40 percent of the directors on closed end fund boards be independent of fund management, and the 1940 Act's definition of "independence" is stricter than the one set forth in the AMEX rules.

6. Although Mr. Anderson is a director, Vice Chairman and a substantial holder of the non-voting stock of the parent of CEF, WCI, he is not an officer or director of CEF.

7. While Mr. Anderson is an officer in title with the Fund, he has never been a paid employee of, or accepted any compensation from, the Fund, nor has he had any relationship with the Fund that would disqualify him from independent director status under the AMEX rules, other than through the Fund's investment management agreements with CEF.

8. Mr. Anderson is currently a director of several investment companies within the Investment Company Complex and has over 30 years of experience with investment company accounting issues. Mr. Anderson has demonstrated and currently affirms that in accordance with AMEX rules he is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement and his past employment experience in finance and accounting and other comparable experience or background has resulted in his financial sophistication, including being or having been a senior officer with financial oversight responsibilities.

Vote Required

     Inasmuch as the election of each nominee was approved by the vote of a majority of the Board of Directors, the election of the nominees require the affirmative vote of a plurality of the votes cast at the Meeting.

The Fund's Board of Directors, including the "non-interested" directors, recommends that stockholders vote "for" the election of the nominees.


Proposal 2:  Ratification of the Selection of Independent Auditors

     The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Meeting; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Tait, Weller & Baker for the fiscal period commencing January 1, 2001 at a Board meeting held on March 14, 2001. Accordingly, the selection by the Fund's Board of Tait, Weller & Baker as independent auditors for the fiscal period commencing January 1, 2001 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Tait, Weller & Baker nor any of its partners has a direct, or material indirect, financial interest in the Fund or the Investment Manager. Tait, Weller & Baker has acted as independent auditors of the Fund since its organization, and acts as independent auditors of WCI. The Fund's Board believes that the continued employment of the services of Tait, Weller & Baker, as described herein, is in the best interests of the Fund. A representative of Tait, Weller & Baker is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     Audit services provided by Tait, Weller & Baker during the most recent fiscal year included the audit of the financial statements of the Fund. During the fiscal year ended December 31, 2000, the fees for services rendered to the Fund by Tait, Weller & Baker were:



                        Financial Information Systems
   Audit Fees           Design and Implementation Fees*         All Other Fees*
--------------------------------------------------------------------------------
    $18,500                          $0                           $69,750
--------------------------------------------------------------------------------

* This amount includes fees for services rendered by Tait, Weller & Baker to the Fund, the Investment Manager and entities controlling, controlled by, or under common control with the Investment Manager that provide services to the Fund. The audit committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller & Baker's independence.

The Fund's Board of Directors, including the "non-interested" directors, recommends that stockholders vote "for" ratification of the selection of Tait, Weller & Baker as independent auditors of the Fund.


                             Additional Information

     A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" a Proposal in favor of any adjournment, and will vote those proxies required to be voted "against" a Proposal against any adjournment. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 2.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund will bear the cost of soliciting proxies. In addition, the Fund will retain N.S. Taylor & Associates, Inc. ("N.S. Taylor"), 15 North Street, 2nd Floor, P.O. Box 358 Dover-Foxcroft, ME 04426, to solicit proxies on behalf of its Board for a fee estimated at $3,000 plus expenses, primarily by contacting stockholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 48 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instruction are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact N.S. Taylor toll-free at 1-866-470-3300. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of by September 5, 2001 pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The deadline for submitting shareholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's next annual meeting is June 22, 2002 pursuant to Rule 14a-8(e)2 of the 1934 Act. The date after which notice of a shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely is July 22, 2002. In addition, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Fund in the manner set forth in the Fund's By-laws. As of the date hereof, the Fund's By-laws provide that to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the anniversary date of the mailing date of the notice of the preceding year's annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or sixty (60) calendar days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the later of the sixtieth (60) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. For purposes of that provision, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15 (d) (or the rules and regulations thereunder) of the 1934 Act or pursuant to Section 30 (or the rules or regulations thereunder) of the 1940 Act.

     To the knowledge of the management of the Fund, no person beneficially owned more than 5% of the outstanding shares of the Fund as of the Record Date.

     As set forth in the Fund's Articles of Incorporation, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is previously approved by the vote of a majority of the Continuing Directors (as defined in such Articles), in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or
(B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

     Please advise the Fund, to the attention of N.S. Taylor, proxy solicitor toll-free at 1-866-470-3300, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

Compliance with Section 16(a) Beneficial Ownership Reporting

     Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Fund's directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Based on the Fund's review, the Fund believes that during the calendar year ended 2000 all
Section 16(a) filing requirements applicable to such persons were complied with in a timely manner.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

Global Income Fund, Inc.                           Proxy/Voting Instruction Card
--------------------------------------------------------------------------------

This proxy is solicited by and on behalf of the Board of Directors of Global Income Fund, Inc. (the "Fund") for the Annual Meeting of Stockholders on October 30, 2001, and at any postponement or adjournment thereof.

The stockholder(s) of Global Income Fund, Inc. (the "Fund") signing on the reverse of this card hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the signer, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held at the offices of the Fund at 11 Hanover Square, New York, New York on Tuesday, October 30, 2001 at 8:00 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the signer all votes that the signer is entitled to cast at the Meeting and otherwise to represent the signer at the Meeting with all of the powers the signer possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The signer hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. If no directions are given, the proxies will vote FOR all proposals and in their discretion on any other matter that may properly come before the Meeting.


     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

|   | Please mark your votes
| X | as in this example:
|   |

--------------------------------------------------------------------------------
                            GLOBAL INCOME FUND, INC.
--------------------------------------------------------------------------------

Please sign, date and return this proxy/voting instruction card promptly in the enclosed postage-paid envelope. If no direction is given on a proposal, the proxies will vote FOR the proposal, in accordance with the recommendations of the Fund's Board of Directors.

CONTROL NUMBER:
RECORD DATE SHARES:

1. To elect to the Board of Directors the Nominees, Frederick A. Parker, Jr. Douglas Wu, and Thomas B. Winmill, respectively, as Class III Director, Class IV Director, and Class IV Director, each to serve for a five year term and until his successor is duly elected and qualified.

(01) Frederick A. Parker, Jr.
(02) Douglas Wu
(03) Thomas B. Winmill

For all      With-     For All
Nominees     hold      Except

 |   |      |   |      |   |
 |   |      |   |      |   |
 |   |      |   |      |   |

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write the number(s) of nominee(s) below. Your shares will be voted for the remaining nominee(s).

------------------------------

2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

  For      Against    Abstain

 |   |      |   |      |   |
 |   |      |   |      |   |
 |   |      |   |      |   |

Signature(s) should be exactly as name or names appearing in the address on this form. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.




Please be sure to sign and date this Proxy.        Date_________________________




__________________________________            __________________________________
Signature                                     Co-Owner Signature


DETACH CARD                                                          DETACH CARD



                             Your vote is important!


             Please sign and date the proxy/voting instruction card above and return it promptly in the enclosed postage-paid envelope or otherwise to Global Income Fund, Inc. c/o EquiServe, P.O. Box 9391, Boston, MA 02205-9969, so that your shares can be represented at the Meeting.





           Please fold and detach card at perforation before mailing.